SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  May 19, 2004
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                            NBOG Bancorporation, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

            Georgia                    001-16413                58-2554464
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(State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
        Incorporation)                                       Identification No.)


                                807 Dorsey Street
                           Gainesville, Georgia 30501
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code  (770) 297-8060
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                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On May 19, 2004, NBOG Bancorporation, Inc. (the "Company") dismissed Porter Keadle Moore, LLP as its independent accountants and engaged Mauldin & Jenkins, LLC as its independent accountants. Management anticipates, however, that Porter Keadle Moore, LLP will render consulting and other non-audit services to the Company in the future.

     Prior to the dismissal, the Company did not consult with Mauldin & Jenkins, LLC regarding the application of accounting principles to a specific completed or contemplated transaction or any matter that was either the subject of a disagreement or a reportable event. The Company also did not consult with Mauldin & Jenkins, LLC regarding the type of audit opinion that might be rendered on the Company's consolidated financial statements.

     The reports of Porter Keadle Moore, LLP on the Company's consolidated financial statements for the fiscal years ended December 31, 2003 and 2002 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the fiscal years ended December 31, 2003 and 2002 and during the subsequent interim period preceding the Company's dismissal of Porter Keadle Moore, LLP, there have been no disagreements with Porter Keadle Moore, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of Porter Keadle Moore, LLP, would have caused such firm to make reference to the subject matter of the disagreement(s) in connection with its reports.

     The Company's Audit Committee participated in and approved the decision to change the Company's independent accountants.

     The Company has requested that Porter Keadle Moore, LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated May 19, 2004, is filed as Exhibit 16 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     c.   Exhibits

          16. Letter from Porter Keadle Moore, LLP regarding change in certifying accountant, dated May 19, 2004.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NBOG BANCORPORATION, INC.


Date:  May 19, 2004                By: /s/ Holly R. Hunt
                                      --------------------------
                                      Holly R. Hunt
                                      Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER        DESCRIPTION


Exhibit 16    Letter from Porter Keadle Moore, LLP dated May 19, 2004.


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